UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2018

Item 1. Report to Stockholders.

ANNUAL REPORT • MARCH 31, 2018

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Pure Contrarian Fund

Blue Chip Equity Income Fund

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1

Sector Allocations	10

Performance Charts and Analysis	13

Schedules of Investments	21

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets	34

Financial Highlights	40

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	60

Expense Examples	61

Trustees and Executive Officers	63

Additional Information	65

Privacy Notice	67

Hodges Mutual Funds

March 31, 2018

Dear Shareholder:

Average Annualized Returns (Retail Class) as of 3/31/2018:

					Since
	1 Year	3 Year	5 Year	10 Year	Inception
Hodges Fund (10/9/92)	11.88%	10.54%	14.55%	8.05%	10.39%
S&P 500® Total Return	13.99%	10.78%	13.31%	9.49%	9.84%

Hodges Small Cap Fund (12/18/07)	12.49%	3.68%	9.39%	10.74%	9.86%
Russell 2000® Total Return	11.79%	8.39%	11.47%	9.84%	8.63%

Hodges Small Intrinsic Value Fund (12/26/13)	9.55%	4.51%	n/a	n/a	8.54%
Russell 2000® Value Total Return	5.13%	7.87%	n/a	n/a	7.02%

Hodges Small-Mid Cap Fund (12/26/13)	10.68%	6.85%	n/a	n/a	8.27%
Russell 2500® Total Return	12.31%	8.15%	n/a	n/a	8.76%

Hodges Pure Contrarian Fund (9/10/09)	-7.19%	0.99%	3.85%	n/a	6.86%
S&P 500® Total Return	13.99%	10.78%	13.31%	n/a	13.82%

Hodges Blue Chip Equity Income Fund (9/10/09)	13.69%	8.18%	12.06%	n/a	11.23%
Russell 1000® Total Return	13.98%	10.39%	13.17%	n/a	13.88%

		HDPMX	HDPSX	HDSVX	HDSMX	HDPCX	HDPBX
	Gross Expense Ratio ^	1.30%	1.28%	1.40%	1.85%	2.26%	1.45%
	Net Expense Ratio ^	1.18% **	1.28%	1.30% **	1.41% **	1.41% **	1.30% **

^	Ratios are from the Prospectus dated July 29, 2017.
**	The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2018.

Please see the Financial Highlights on pages 40-47 for the most recent expense ratios.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The Funds’ Retail Class shares impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

After an unprecedented lack of volatility throughout much of last year, volatility returned to U.S. equity markets in March 2018.  To give this some perspective, the S&P 500® Index did not experience a single down day of more than 2.0% during the entire calendar year in 2017, which compares to seven down days of 2% or more during the three months ending March 31, 2018.  Although the return of market volatility can be unsettling at times, we would caution investors to not confuse short-term market volatility with long-term secular risk when it comes to investing in common stocks.  Furthermore, we see bull market corrections as a healthy mechanism to help keep valuations in check and remove complacency from investor sentiment.   Despite the long anticipated process of the Fed normalizing interest rates, numerous geopolitical threats, and continuous rhetoric over a potential global trade war, we still see the economic backdrop for earnings growth among many U.S. corporations as favorable.  As a result, the investment team at Hodges Capital Management has positioned our portfolios to benefit from broader economic growth and earnings improvement across a wide number of sectors.  We believe an improved outlook for earnings in the year ahead should be supported by a more business-friendly tax and regulatory environment, as well as solid global economic activity.  As a result, we see compelling investment opportunities in many of the cyclical areas of the market such as financials, consumer discretionary, technology, healthcare, and industrials which all have the most earnings upside potential in the current environment.  By contrast, we see less long-term opportunities in utilities, telecom, and consumer staples which all have benefited the most from low interest rates and a flight to “safety” in recent years.

Hodges Mutual Funds

Today there is no shortage of uncertainties impacting capital markets; however the one thing that we know for certain is that we do not know what the market is going to do on a day to day basis.  Furthermore, we are not attempting to forecast or market time interest rates, currency fluctuations, or commodity prices.  Instead, we believe this is an ideal time to scrutinize the fundamentals of individual companies.  Although not true for every company, we see the potential for upward earnings momentum for many of the companies in our portfolios which can be supported by improved pricing power, lower taxes, and the benefits of greater consumption.  Recent discussions with a number of corporate management teams also suggest that higher profits and the repatriation of overseas cash should bode well for new capital investments, as well as share buybacks and dividends over the next twelve to eighteen months.  As always, we are making a conscious effort to remain objective and open-minded in our buy and sell decisions, while continuously looking for new opportunities around every corner.   Furthermore, we believe that there are many high quality companies running great businesses with excellent management teams that are still trading at bargain prices.  Despite the market’s rally over the past year, we still find U.S. equity valuations reasonable with the S&P 500® Index trading at 16.1X forward earnings estimates according to FactSet at March 31, 2018.  The inverse of this multiple is an earnings yield around 6.21%, compared to the 10-year treasury yield of 2.74% at the end of March 2018.  We believe this risk premium indicates that the potential reward for holding stocks still outweighs the underlying downside risk potential.

The research team at Hodges Capital Management continues to rigorously gather and analyze firsthand information from a broad scope of publicly traded companies.  Here are a few worthwhile observations.  First, most management teams seem generally confident regarding the prospects for demand growth, pricing power, potential margin improvement and earnings growth this year.  Second, balance sheets are generally in good shape, allowing many corporations to continue to reinvest in capital projects, make strategic acquisitions, buy back shares and historically pay dividends.  Lastly, we do not see the typical signals (such as a buildup of inventories) that would be conducive to a coming recession in calendar year 2018.  We do see some inflationary cost pressures, such as labor and transportation costs, in the supply channels for certain industries that are consistent with the latter stages of an economic cycle.  In many cases, the bottom-line impact from such costs is more than offset by price increases, as well as the benefits from recent tax reform.

Given the current backdrop of rising interest rates, we would be surprised to see the Price/Earnings multiple for the average U.S. stock expand meaningfully in the remainder of 2018.  However, we see further gains in the market being supported by earnings growth and stable multiples for most of the economically sensitive sectors of the market.  In the midst of increased market volatility, we are rigorously looking for investments in well-run businesses that control their own destiny by relying on ingenuity and well-calculated business decisions.  Although the macro conditions and political headlines can seem overwhelming at times, we always fall back to the idea that the long-term performance of stock prices is determined by the future earnings and cash flows of each underlying business.  In conclusion, we see the year ahead as an ideal environment for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The return for the Hodges Fund for the 12 months ending March 31, 2018 was 11.88% versus 13.99% for the S&P 500® Index.  Negative relative performance was largely attributed to weakness in several industrial, consumer, and energy related holdings in the portfolio.  The Hodges Fund remains focused on investments where we have the highest conviction.  The number of positions held in the Fund at the end of March 2018 was 38.  Over the past year, we took profits in a few stocks that appeared to offer less additional upside potential relative to their downside risk, increased the size of several positions where we have increased conviction, and entered into several new positions.  For example, the Hodges Fund exited its position in Kapstone Paper & Packaging (KS) after the Company entered into an agreement to be acquired by Westrock (WRK) at a premium of more than 30%.  The Fund also entered into several new positions in the recent quarter such as home improvement retailer Floor & Décor (FND) and Dropbox (DBX) which completed an initial public offering.  Top ten holdings at March 31, 2018 represented 44% of the Fund’s holdings and included Nutanix, Inc. (NTNX), Square, Inc. (SQ), Micron Technology Inc. (MU), Ring Energy Inc. (REI), Commercial Metals Co. (CMC), United States Steel Corporation (X), Eagle Materials Inc. (EXP), Floor & Décor (FND), Encore Wire Corp. (WIRE), and American Airlines Group (AAL).

Hodges Fund vs S&P 500® Index

As of 3.31.2018

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

For the 12 months ending March 31, 2018, the Fund generated a return of 12.49% compared to 11.79% for the Russell 2000® Index.  Improved relative performance during the past couple of quarters was attributed to the Fund’s overweight exposure in many of the same cyclical related stocks that caused the fund to underperform the benchmark during the previous fiscal year.  While hindsight clearly suggests we were a bit early in our portfolio positioning, we remain concentrated in our highest conviction stocks that we believe will drive performance over the next twelve to eighteen months.  In the midst of heightened market volatility, we believe there are many small cap stocks that can outperform in a rising rate environment as earnings growth increases at a faster pace than inflation.

The Hodges Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names which we expect could contribute to the Fund’s long-term performance. The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals, and established several new positions in stocks that we view as having an attractive risk/reward profile.  The total number of stocks held in the Fund at March 31, 2018 was 48.  The top ten holdings at the end of the year represented 41% of the Fund’s holdings and included Texas Pacific Land Trust (TPL), Encore Wire Corp. (WIRE), Nutanix, Inc. (NTNX), Eagle Materials Inc. (EXP), United States Steel Corporation (X), RSP Permian, Inc. (RSPP), Legacy Texas Financial Group, Inc. (LTXB), Hilltop Holdings Inc. (HTH), American Eagle Outfitters, Inc. (AEO), and Spirit Airlines, Inc. (SAVE).

Hodges Small Cap Fund vs Russell 2000® Index

As of 3.31.2018

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund’s return over the twelve months ending March 31, 2018, amounted to 9.55% compared to a 5.13% return for the Russell 2000® Value Index.  The Fund’s positive relative performance over the past year has largely been attributed to the Fund’s individual stock selection among several technology, industrial, and financial names in the portfolio.  The top ten holdings at March 31, 2018 represented 36% of the Fund’s holdings and included Triumph Bancorp, Inc. (TBK), Nuvectra Corp. (NVTR), Eagle Materials Inc. (EXP), Encore Wire Corp. (WIRE), EZCORP Inc. (EZPW), ProPetro Holding Corp. (PUMP), Commercial Metals Company (CMC), Integrated Device Technology, Inc. (IDTI), Ring Energy, Inc. (REI), and  Century Communities Inc. (CCS).

Hodges Small Intrinsic Value Fund vs Russell 2000® Value Index

As of 3.31.2018

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	1 Year	3 Year	Since Inception
Hodges Small Intrinsic Value	9.55%	4.51%	8.54%
Russell 2000 Value	5.13%	7.87%	7.02%

Inception: 12-26-2013 Annualized

Hodges Mutual Funds

Hodges Small-Mid Cap Fund (HDSMX)

For the twelve months ending March 31, 2018, the Hodges Small-Mid Cap Fund experienced a return of 10.68% compared to a gain of 12.31% for the Russell 2500® Index.  The Fund’s lackluster relative performance over the past twelve months partly attributed to a handful of energy stocks, which have underperformed on a relative basis.  Top ten holdings at March 31, 2018 represented 47% of the Fund’s holdings and included Nutanix Inc. (NTNX), Conn’s Inc. (CONN), WPX Energy, Inc. (WPX), QEP Resources Inc. (QEP), Comerica Inc. (CMA), Norwegian Cruise Line Holdings Ltd. (NCLH), Eagle Materials Inc. (EXP), Teladoc Inc. (TDOC), Skechers USA Inc. (SKX), and Select Energy Services Inc. (WTTR).

Hodges Small-Mid Cap Fund vs Russell 2500® Index

As of 3.31.2018

Hodges Mutual Funds

Hodges Pure Contrarian Fund (HDPCX)

For the twelve months ending March 31, 2018 the Hodges Pure Contrarian Fund was down 7.19% compared to a gain of 13.99% for the S&P 500® Index.  The Fund’s significant underperformance over the past twelve months has been largely attributed to several turnaround situations that demonstrated limited progress.  The three largest detractors to the Fund over the past year have been retailer J.C. Penney (JCP), energy producer Comstock Resources (CRK), and Mexican airline Volaris (VLRS). Although timing a recovery in contrarian stocks can be tricky over short periods of time, we believe this strategy could be rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing.  In recent months, we continued to position the Fund in out-of-favor investment opportunities that we believe offer the best upside potential relative to their downside potential.  The top stocks in the Fund at March 31, 2018 represented 51% of the Fund’s holdings.  Top ten holdings included Ring Energy, Inc. (REI), Comstock Resources, Inc. (CRK), Twitter Inc. (TWTR), Tapestry, Inc. (TPR), Gogo Inc. (GOGO), United Continental Holdings, Inc. (UAL), Cleveland-Cliffs Inc. (CLF), Luby’s Inc. (LUB), JC Penney Co., Inc. (JCP), and American Eagle Outfitters, Inc. (AEO).

Hodges Pure Contrarian Fund vs S&P 500® Index

As of 3.31.2018

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

For the twelve months ending March 31, 2018, the Hodges Blue Chip Equity Income Fund experienced a total return of 13.69% compared to a 13.98% return for the Russell 1000® Index.  Recently, we have found no shortage of attractive high quality dividend-paying stocks that offer upside potential in addition to dividend income as stable corporate profits support the ability of companies to pay out dividends.  The Blue Chip Equity Income portfolio remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings at March 31, 2018 represented 46% of the Fund’s holdings and included The Boeing Co. (BA), The Home Depot, Inc. (HD), Apple Inc. (AAPL), Microsoft Corporation (MSFT), Facebook, Inc. (FB), Delta Air Lines Inc. (DAL), Union Pacific Corporation (UNP), Citigroup Inc. (C), Johnson & Johnson (JNJ), and Visa Inc. (V).

Hodges Blue Chip Equity Income Fund vs Russell 1000® Index

As of 3.31.2018

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds.  By offering six distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diverse needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are rigorously studying companies, meeting with management teams, observing trends, and attempting to navigate today’s volatile financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of the author, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500® Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000® Index is a subset of the Russell 3000® Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 3000® Index is a stock index consisting of the 3000 largest publically listed companies, representing about 98% of the total capitalization of the entire U.S. stock market.  You cannot invest directly in an index.  The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/Earnings Multiple: The most common measure of how expensive a stock is.

Earnings Growth is not a measure of a fund’s future performance.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2018 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX & HDPIX)

Hodges Small Cap Fund
(HDPSX & HDSIX)

*	Other assets in excess of liabilities

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2018 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Small Intrinsic Value Fund
(HDSVX)

Hodges Small-Mid Cap Fund
(HDSMX)

*	Liabilities in excess of other assets

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2018 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund
(HDPCX)

Hodges Blue Chip Equity Income Fund
(HDPBX)

*	Other assets in excess of liabilities

Hodges Fund – Retail Class Shares (Unaudited)
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund – Retail Class Shares	11.88%	14.55%	8.05%	10.39%
S&P 500® Index	13.99%	13.31%	9.49%	9.84%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail Class shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Class Shares (Unaudited)
Value of $1,000,000 vs. S&P 500® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Fund – Institutional Class Shares	12.19%	10.90%	14.93%	16.21%
S&P 500® Index	13.99%	10.78%	13.31%	14.98%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional Class shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Class Shares (Unaudited)
Value of $10,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	5 Year	10 Year	(12/18/07)
Hodges Small Cap Fund – Retail Class Shares	12.49%	9.39%	10.74%	9.86%
Russell 2000® Index	11.79%	11.47%	9.84%	8.63%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail Class shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Class Shares (Unaudited)
Value of $1,000,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Small Cap Fund – Institutional Class Shares	12.79%	3.98%	9.73%	18.85%
Russell 2000® Index	11.79%	8.39%	11.47%	15.16%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional Class shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Intrinsic Value Fund (Unaudited)
Value of $10,000 vs. Russell 2000® Value Index

Annualized Returns for the periods ended March 31, 2018

			Since Inception
	1 Year	3 Year	(12/26/13)
Hodges Small Intrinsic Value Fund	9.55%	4.51%	8.54%
Russell 2000® Value Index	5.13%	7.87%	7.02%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small-Mid Cap Fund (Unaudited)
Value of $10,000 vs. Russell 2500® Index

Annualized Returns for the periods ended March 31, 2018

			Since Inception
	1 Year	3 Year	(12/26/13)
Hodges Small-Mid Cap Fund	10.68%	6.85%	8.27%
Russell 2500® Index	12.31%	8.15%	8.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund (Unaudited)
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Pure Contrarian Fund	-7.19%	0.99%	3.85%	6.86%
S&P 500® Index	13.99%	10.78%	13.31%	13.82%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Blue Chip Equity Income Fund (Unaudited)
Value of $10,000 vs. Russell 1000® Index

Annualized Returns for the periods ended March 31, 2018

				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Blue Chip Equity Income Fund	13.69%	8.18%	12.06%	11.23%
Russell 1000® Index	13.98%	10.39%	13.17%	13.88%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 96.3%

Air Transportation: 7.1%
190,000	American Airlines Group, Inc.	$9,872,400
1,105,500	Controladora Vuela Cia De
	Aviacion SAB de CV - ADR [1]	9,009,825
		18,882,225

Basic Materials Manufacturing: 15.8%
550,000	Commercial Metals Co.	11,253,000
100,000	Eagle Materials, Inc.	10,305,000
175,000	Encore Wire Corp.	9,922,500
300,000	United States Steel Corp.	10,557,000
		42,037,500

Computer & Electronic Products: 8.6%
300,000	Integrated Device Technology, Inc. [1]	9,168,000
261,590	Micron Technology, Inc. [1]	13,639,303
		22,807,303

Computer & Peripheral Equipment Manufacturing: 3.7%
200,000	Square, Inc. - Class A [1]	9,840,000

Construction: 2.7%
242,905	Century Communities, Inc. [1]	7,275,005

Depository Credit Intermediation: 7.9%
300,000	Bank of America Corp.	8,997,000
122,800	Hilltop Holdings, Inc.	2,880,888
220,000	Triumph Bancorp, Inc. [1]	9,064,000
		20,941,888

Floor Covering Manufacturing: 1.3%
1,240,784	The Dixie Group, Inc. [1,2,3]	3,412,156

Home Furnishings Stores: 5.0%
100,000	At Home Group, Inc. [1]	3,204,000
195,405	Floor & Decor Holdings, Inc. [1]	10,184,508
		13,388,508

Internet Services: 4.2%
65,000	Facebook, Inc. - Class A [1]	10,386,350
93,700	Gogo, Inc. [1]	808,631
		11,194,981

Land Ownership & Leasing: 5.5%
28,864	Texas Pacific Land Trust	14,588,443

Medical Equipment & Supplies Manufacturing: 2.3%
275,000	Novocure Ltd. [1]	5,995,000

Mining, Oil & Gas Extraction: 12.3%
1,090,020	Comstock Resources, Inc. [1,2]	7,968,046
150,000	Matador Resources Co. [1]	4,486,500
250,000	Parsley Energy, Inc. - Class A [1]	7,247,500
905,000	Ring Energy, Inc. [1]	12,986,750
		32,688,796

Paper & Packaging: 2.4%
100,000	WestRock Co.	6,417,000

Real Estate Investment Trusts: 1.4%
180,000	The GEO Group, Inc.	3,684,600

Restaurants & Eating Places: 1.8%
1,675,342	Luby’s, Inc. [1,2,3]	4,657,451

Retail Trade: 1.7%
1,500,000	J.C. Penney Co., Inc. [1]	4,530,000

Software Publishers: 6.7%
100,000	Dropbox, Inc. - Class A [1]	3,125,000
300,000	Nutanix, Inc. - Class A [1]	14,733,000
		17,858,000

Support Activities for Mining: 5.9%
425,000	ProPetro Holding Corp. [1]	6,753,250
45,000	Select Energy Services, Inc. - Class A [1]	567,900
500,000	Solaris Oilfield Infrastructure,
	Inc. - Class A [1]	8,280,000
		15,601,150
TOTAL COMMON STOCKS
(Cost $226,683,303)		255,800,006

Contracts		Notional
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 2.3% [1]

Footwear Manufacturing: 1.0%
1,000	NIKE, Inc. – Class A,
	Expiration:
	April 2018,
	Exercise
	Price: $40.00	$6,644,000	2,620,000

Pharmaceutical & Medicine Manufacturing: 0.8%
1,000	Agios Pharmaceuticals, Inc.,
	Expiration:
	August 2018,
	Exercise
	Price: $65.00	8,178,000	2,075,000

Retail Trade: 0.5%
2,000	Walmart, Inc.,
	Expiration:
	June 2018,
	Exercise
	Price: $85.00	17,794,000	1,230,000

TOTAL CALL OPTIONS PURCHASED
(Cost $6,537,551)			5,925,000
TOTAL INVESTMENTS IN SECURITIES: 98.6%
(Cost $233,220,854)			261,725,006
Other Assets in Excess of Liabilities: 1.4%			3,769,328
TOTAL NET ASSETS: 100.0%			$265,494,334

ADR - American Depositary Receipt
[1]	Non-income producing security
[2]	Affiliated company as defined by the Investment Company Act of 1940
[3]	A portion of this security is considered illiquid. As of March 31, 2018, the total value of the investments considered illiquid was $7,084,787 or 2.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF OPTIONS WRITTEN at March 31, 2018

Contracts		Notional
(100 shares per contract)		Cost	Value

CALL OPTIONS WRITTEN: 0.0% [1,2]

Basic Materials Manufacturing: 0.0% [2]
700	United States Steel Corp.,
	Expiration:
	April 2018,
	Exercise
	Price: $46.50	$2,463,300	$2,800

Software Publishers: 0.0% [2]
500	Nutanix, Inc. - Class A,
	Expiration:
	April 2018,
	Exercise
	Price: $55.00	2,455,500	42,500

TOTAL CALL OPTIONS WRITTEN
(Premiums received $398,310)			$45,300

Percentages are stated as a percent of net assets.
[1]	Non-income producing security
[2]	Does not round to 0.1%

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 96.7%

Air Transportation: 3.9%
216,500	Controladora Vuela Cia de
	Aviacion SAB de CV - ADR [1]	$1,764,475
350,000	JetBlue Airways Corp. [1]	7,112,000
375,000	Spirit Airlines, Inc. [1]	14,167,500
		23,043,975

Auto Parts Manufacturing: 1.2%
230,000	Cooper Tire & Rubber Co.	6,739,000

Automotive Retail: 0.9%
80,000	Group 1 Automotive, Inc.	5,227,200

Basic Materials Manufacturing: 15.7%
800,000	Commercial Metals Co.	16,368,000
230,000	Eagle Materials, Inc.	23,701,500
500,000	Encore Wire Corp. [2]	28,350,000
660,000	United States Steel Corp.	23,225,400
		91,644,900

Chemical Manufacturing: 0.7%
70,000	KMG Chemicals, Inc.	4,196,500

Clothing Stores: 1.0%
650,000	Chico’s FAS, Inc.	5,876,000

Computer & Electronic Products: 6.0%
65,000	FARO Technologies, Inc. [1]	3,796,000
520,000	Integrated Device Technology, Inc. [1]	15,891,200
580,000	Tower Semiconductor Ltd. [1]	15,607,800
		35,295,000

Concrete & Cement Product Manufacturing: 0.8%
75,000	U.S. Concrete, Inc. [1]	4,530,000

Construction: 3.8%
545,000	Century Communities, Inc. [1]	16,322,750
240,000	Primoris Services Corp.	5,995,200
		22,317,950

Couriers & Express Delivery Services: 2.6%
650,000	Air Transport Services Group, Inc. [1]	15,158,000

Depository Credit Intermediation: 9.5%
890,000	Hilltop Holdings, Inc.	20,879,400
185,000	Independent Bank Group, Inc.	13,079,500
500,000	LegacyTexas Financial Group, Inc.	21,410,000
		55,368,900

Financial Investment Activities: 1.4%
165,000	Moelis & Co. - Class A	8,390,250

Freight Transportation: 2.4%
390,000	Werner Enterprises, Inc.	14,235,000

Industrial Machinery Manufacturing: 1.1%
225,800	Brooks Automation, Inc.	6,114,664

Insurance & Employee Benefit Funds: 0.9%
85,000	HealthEquity, Inc. [1]	5,145,900

Land Ownership & Leasing: 5.8%
67,000	Texas Pacific Land Trust	33,863,140

Leisure: 1.8%
280,000	Cinemark Holdings, Inc.	10,547,600

Medical Equipment & Supplies Manufacturing: 3.1%
170,000	BioTelemetry, Inc. [1]	5,278,500
3,235,000	Dignitana AB [1,2,3]	1,696,963
250,000	Merit Medical Systems, Inc. [1]	11,337,500
		18,312,963

Mining: 1.2%
1,000,000	Cleveland-Cliffs, Inc. [1]	6,950,000

Mining, Oil & Gas Extraction: 8.1%
90,000	Diamondback Energy, Inc. [1]	11,386,800
465,000	RSP Permian, Inc. [1]	21,799,200
950,000	WPX Energy, Inc. [1]	14,041,000
		47,227,000

Pharmaceuticals: 2.0%
250,000	Supernus Pharmaceuticals, Inc. [1]	11,450,000

Real Estate Investment Trusts: 0.6%
70,000	CyrusOne, Inc.	3,584,700

Recreation: 2.3%
230,000	Brunswick Corp.	13,659,700

Residential Building Construction: 0.8%
165,000	William Lyon Homes - Class A [1]	4,535,850

Restaurants & Eating Places: 1.3%
130,000	Texas Roadhouse, Inc.	7,511,400

Retail Trade: 5.3%
950,000	American Eagle Outfitters, Inc.	18,933,500
200,000	Ollie’s Bargain Outlet Holdings, Inc. [1]	12,060,000
		30,993,500

Scientific Research & Development Services: 1.8%
255,000	Exact Sciences Corp. [1]	10,284,150

Software Publishers: 5.9%
160,000	Fortinet, Inc. [1]	8,572,800
525,000	Nutanix, Inc. - Class A [1]	25,782,750
		34,355,550

Steel Product Manufacturing: 0.8%
200,000	Allegheny Technologies, Inc. [1]	4,736,000

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2018 (Continued)

Shares		Value

COMMON STOCKS: 96.7% (Continued)

Support Activities for Mining: 2.3%
1,000,000	Fairmount Santrol Holdings, Inc. [1]	$4,250,000
570,000	Solaris Oilfield Infrastructure,
	Inc. - Class A [1]	9,439,200
		13,689,200

Transportation Equipment: 1.7%
300,000	Trinity Industries, Inc.	9,789,000

TOTAL COMMON STOCKS
(Cost $418,016,502)		564,772,992

TOTAL INVESTMENTS IN SECURITIES: 96.7%
(Cost $418,016,502)		564,772,992
Other Assets in Excess of Liabilities: 3.3%		19,485,205
TOTAL NET ASSETS: 100.0%		$584,258,197

ADR - American Depositary Receipt
[1]	Non-income producing security
[2]	A portion of this security is considered illiquid. As of March 31, 2018, the total value of the investments considered illiquid was $8,434,453 or 1.4% of total net assets.
[3]	Affiliated company as defined by the Investment Company Act of 1940

SCHEDULE OF OPTIONS WRITTEN at March 31, 2018

Contracts		Notional
(100 shares per contract)		Cost	Value

CALL OPTIONS WRITTEN: 0.0% [1,2]

Basic Materials Manufacturing: 0.0% [2]
1,600	United States Steel Corp.,
	Expiration:
	April 2018,
	Exercise
	Price: $46.50	$5,630,400	$6,400

Software Publishers: 0.0% [2]
750	Nutanix, Inc. - Class A,
	Expiration:
	April 2018,
	Exercise
	Price: $55.00	3,683,250	63,750

TOTAL CALL OPTIONS WRITTEN
(Premiums received $786,292)
			$70,150

Percentages are stated as a percent of net assets.
[1]	Non-income producing security
[2]	Does not round to 0.1%

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 97.5%

Basic Materials Manufacturing: 10.8%
135,000	Commercial Metals Co.	$2,762,100
30,000	Eagle Materials, Inc.	3,091,500
52,696	Encore Wire Corp.	2,987,863
		8,841,463

Broadcasting: 1.2%
15,000	Nexstar Broadcasting
	Group, Inc. - Class A	997,500

Communications Equipment Manufacturing: 1.4%
120,000	Mitel Networks Corp. [1]	1,113,600

Computer & Electronic Products: 8.7%
30,000	Ichor Holdings Ltd. [1]	726,300
90,000	Integrated Device Technology, Inc. [1]	2,750,400
85,000	Tower Semiconductor Ltd. [1]	2,287,350
85,000	TTM Technologies, Inc. [1]	1,299,650
		7,063,700

Concrete & Cement Product Manufacturing: 1.0%
14,000	U.S. Concrete, Inc. [1]	845,600

Construction: 5.9%
90,000	Century Communities, Inc. [1]	2,695,500
20,000	Dycom Industries, Inc. [1]	2,152,600
		4,848,100

Depository Credit Intermediation: 11.0%
80,000	Home Bancshares, Inc.	1,824,800
30,000	Legg Mason, Inc.	1,219,500
80,000	Triumph Bancorp, Inc. [1]	3,296,000
95,000	Veritex Holdings, Inc. [1]	2,628,650
		8,968,950

Financial Investment Activities: 2.1%
75,000	TriState Capital Holdings, Inc. [1]	1,743,750

Food & Beverage Manufacturing: 3.0%
80,200	Farmer Brothers Co. [1]	2,422,040

Freight Transportation: 3.1%
85,000	Covenant Transportation
	Group, Inc. - Class A [1]	2,535,550

Health & Personal Care Stores: 1.0%
75,000	Tilly’s, Inc. - Class A	847,500

Insurance: 1.4%
130,000	Hallmark Financial Services, Inc. [1]	1,159,600

Land Ownership & Leasing: 1.7%
2,700	Texas Pacific Land Trust	1,364,634

Medical Equipment & Supplies Manufacturing: 6.5%
250,000	Nuvectra Corp. [1]	3,255,000
200,000	SeaSpine Holdings Corp. [1]	2,028,000
		5,283,000

Mining: 1.3%
150,000	Cleveland-Cliffs, Inc. [1]	1,042,500

Mining, Oil & Gas Extraction: 3.3%
190,000	Ring Energy, Inc. [1]	2,726,500

Motor Vehicle Parts Manufacturing: 4.5%
80,000	Blue Bird Corp. [1]	1,896,000
65,000	Tower International, Inc.	1,803,750
		3,699,750

Non-Depository Credit Intermediation: 3.5%
215,000	EZCORP, Inc. - Class A [1]	2,838,000

Nonresidential Building Construction: 2.8%
32,500	LGI Homes, Inc. [1]	2,293,525

Nursing Care Facilities: 1.2%
90,000	Capital Senior Living Corp. [1]	967,500

Personal Care Services: 1.9%
100,000	Regis Corp. [1]	1,513,000

Pharmaceuticals: 1.9%
30,000	Emergent BioSolutions, Inc. [1]	1,579,500

Real Estate Investment Trusts: 5.1%
100,000	Capstead Mortgage Corp.	865,000
70,000	The GEO Group, Inc.	1,432,900
100,000	Tier REIT, Inc.	1,848,000
		4,145,900

Recreation: 2.5%
35,000	Brunswick Corp.	2,078,650

Restaurants & Eating Places: 3.1%
165,000	Del Frisco’s Restaurant Group, Inc. [1]	2,516,250

Retail Trade: 2.5%
105,000	MarineMax, Inc. [1]	2,042,250

Support Activities for Mining: 5.1%
175,000	ProPetro Holding Corp. [1]	2,780,750
110,000	Select Energy Services, Inc. - Class A [1]	1,388,200
		4,168,950

TOTAL COMMON STOCKS
(Cost $69,043,917)		79,647,262

TOTAL INVESTMENTS IN SECURITIES: 97.5%
(Cost $69,043,917)		79,647,262
Other Assets in Excess of Liabilities: 2.5%		2,058,810
TOTAL NET ASSETS: 100.0%		$81,706,072

[1]	Non-income producing security

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 101.6%

Air Transportation: 3.7%
9,000	Alaska Air Group, Inc.	$557,640

Auto Parts Manufacturing: 1.7%
9,000	Cooper Tire & Rubber Co.	263,700

Basic Materials Manufacturing: 7.7%
10,000	Commercial Metals Co.	204,600
6,000	Eagle Materials, Inc.	618,300
10,000	United States Steel Corp.	351,900
		1,174,800

Computer & Electronic Products: 3.3%
30,000	Cypress Semiconductor Corp.	508,800

Construction: 2.9%
10,000	DR Horton, Inc.	438,400

Consumer Apparel: 5.5%
15,000	Skechers U.S.A., Inc. - Class A [1]	583,350
5,000	Tapestry, Inc.	263,050
		846,400

Depository Credit Intermediation: 10.3%
7,000	Comerica, Inc.	671,510
10,250	Southside Bancshares, Inc.	356,085
20,000	Veritex Holdings, Inc. [1]	553,400
		1,580,995

Healthcare Services: 4.0%
15,000	Teladoc, Inc. [1]	604,500

Household Goods: 3.0%
3,000	Whirlpool Corp.	459,330

Leisure: 4.2%
12,000	Norwegian Cruise Line Holdings Ltd. [1]	635,640

Mining: 3.2%
70,000	Cleveland-Cliffs, Inc. [1]	486,500

Mining, Oil & Gas Extraction: 17.0%
40,000	Callon Petroleum Co. [1]	529,600
12,000	Parsley Energy, Inc. - Class A [1]	347,880
70,000	QEP Resources, Inc. [1]	685,300
10,000	Ring Energy, Inc. [1]	143,500
60,000	WPX Energy, Inc. [1]	886,800
		2,593,080

Nonresidential Building Construction: 1.2%
2,500	LGI Homes, Inc. [1]	176,425

Rail Transportation: 2.9%
4,000	Kansas City Southern	439,400

Recreation: 1.9%
5,000	Brunswick Corp.	296,950

Retail Trade: 8.1%
27,000	Conn’s, Inc. [1]	918,000
7,000	Foot Locker, Inc.	318,780
		1,236,780

Securities & Commodity Contracts
Intermediation & Brokerage: 3.1%
2,500	Affiliated Managers Group, Inc.	473,950

Software Publishers: 9.9%
10,000	Fortinet, Inc. [1]	535,800
20,000	Nutanix, Inc. - Class A [1]	982,200
		1,518,000

Support Activities for Mining: 5.5%
17,500	ProPetro Holding Corp. [1]	278,075
45,000	Select Energy Services, Inc. - Class A [1]	567,900
		845,975

Transportation & Warehousing: 2.5%
5,000	Kirby Corp. [1]	384,750

TOTAL COMMON STOCKS
(Cost $12,713,383)		15,522,015

TOTAL INVESTMENTS IN SECURITIES: 101.6%
(Cost $12,713,383)		15,522,015
Liabilities in Excess of Other Assets: (1.6)%		(239,173)
TOTAL NET ASSETS: 100.0%		$15,282,842

[1]	Non-income producing security

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 96.3%

Air Transportation: 12.2%
35,000	Controladora Vuela Cia De
	Aviacion SAB de CV - ADR [1]	$285,250
7,500	Spirit Airlines, Inc. [1]	283,350
5,000	United Continental Holdings, Inc. [1]	347,350
		915,950

Basic Materials Manufacturing: 4.1%
15,000	Commercial Metals Co.	306,900

Cement & Concrete Product Manufacturing: 4.0%
45,000	Cemex SAB de CV - ADR [1]	297,900

Computer & Electronic Products: 2.7%
205,400	Intrusion, Inc. [1,2]	205,400

Consumer Apparel: 5.3%
7,500	Tapestry, Inc.	394,575

Depository Credit Intermediation: 3.5%
5,000	Wells Fargo & Co.	262,050

Floor Covering Manufacturing: 2.9%
80,000	The Dixie Group, Inc. [1,3]	220,000

Internet Services: 14.3%
45,000	Gogo, Inc. [1]	388,350
40,000	Trivago NV - ADR [1]	278,000
14,000	Twitter, Inc. [1]	406,140
		1,072,490

Land Ownership & Leasing: 1.7%
5,000	Mesabi Trust	128,750

Marine Transportation: 3.0%
100,000	Aegean Marine Petroleum
	Network, Inc.	225,000

Mining: 4.6%
50,000	Cleveland-Cliffs, Inc. [1]	347,500

Mining, Oil & Gas Extraction: 22.3%
60,000	Comstock Resources, Inc. [1,3]	438,600
3,000	Helmerich & Payne, Inc.	199,680
50,000	Kosmos Energy Ltd. [1]	315,000
40,000	Ring Energy, Inc. [1]	574,000
15,000	Transocean Ltd. [1]	148,500
		1,675,780

Restaurants & Eating Places: 4.3%
115,000	Luby’s, Inc. [1,3]	319,700

Retail Trade: 8.0%
15,000	American Eagle Outfitters, Inc.	298,950
100,000	J.C. Penney Co., Inc. [1]	302,000
		600,950
Support Activities for Mining: 3.4%
10,000	U.S. Silica Holdings, Inc.	255,200

TOTAL COMMON STOCKS
(Cost $7,132,873)		7,228,145
TOTAL INVESTMENTS IN SECURITIES: 96.3%
(Cost $7,132,873)		7,228,145
Other Assets in Excess of Liabilities: 3.7%		277,110
TOTAL NET ASSETS: 100.0%		$7,505,255

ADR - American Depositary Receipt
[1]	Non-income producing security
[2]	A portion of this security is considered illiquid. As of March 31, 2018, the total value of the investment considered illiquid was $195,504 or 2.6% of total net assets.
[3]	Affiliated company as defined by the Investment Company Act of 1940

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2018

Shares		Value

COMMON STOCKS: 98.0%

Aerospace & Defense: 6.3%
4,500	The Boeing Co.	$1,475,460

Agriculture, Construction, & Mining
Machinery Manufacturing: 3.3%
5,000	Deere & Co.	776,600

Air Transportation: 7.6%
15,000	American Airlines Group, Inc.	779,400
18,000	Delta Air Lines, Inc.	986,580
		1,765,980

Computer & Electronic Products: 11.0%
7,200	Apple, Inc.	1,208,016
12,000	Intel Corp.	624,960
7,000	Texas Instruments, Inc.	727,230
		2,560,206

Depository Credit Intermediation: 8.2%
15,000	Bank of America Corp.	449,850
13,500	Citigroup, Inc.	911,250
5,000	JPMorgan Chase & Co.	549,850
		1,910,950

Food & Beverage Products: 2.3%
5,000	PepsiCo, Inc.	545,750

General Merchandise Stores: 3.3%
8,000	Dollar Tree, Inc. [1]	759,200

Internet Services: 7.0%
500	Alphabet, Inc. - Class A [1]	518,570
7,000	Facebook, Inc. - Class A [1]	1,118,530
		1,637,100

Leisure: 2.2%
7,000	Las Vegas Sands Corp.	503,300

Machinery: 3.2%
5,000	Caterpillar, Inc.	736,900

Mining, Oil & Gas Extraction: 3.2%
13,000	ONEOK, Inc.	739,960

Non-Depository Credit Intermediation: 3.7%
7,200	Visa, Inc. - Class A	861,264

Packaging: 2.3%
10,000	International Paper Co.	534,300

Petroleum Products: 5.7%
5,000	Chevron Corp.	570,200
10,000	Exxon Mobil Corp.	746,100
		1,316,300
Pharmaceuticals: 5.7%
5,000	AbbVie, Inc.	473,250
6,750	Johnson & Johnson	865,012
		1,338,262

Rail Transportation: 4.0%
7,000	Union Pacific Corp.	941,010

Retail Trade: 8.4%
7,000	The Home Depot, Inc.	1,247,680
8,000	Wal-Mart Stores, Inc.	711,760
		1,959,440

Software Publishers: 5.1%
13,000	Microsoft Corp.	1,186,510

Support Activities for Mining: 2.8%
10,000	Schlumberger Ltd.	647,800

Telecommunications: 2.7%
13,000	Verizon Communications, Inc.	621,660

TOTAL COMMON STOCKS
(Cost $17,468,959)		22,817,952

TOTAL INVESTMENTS IN SECURITIES: 98.0%
(Cost $17,468,959)		22,817,952
Other Assets in Excess of Liabilities: 2.0%		456,577
TOTAL NET ASSETS: 100.0%		$23,274,529

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

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Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2018

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $204,637,133, $414,685,561, and $69,043,917, respectively)	$245,687,353	$563,076,029	$79,647,262
Investments in affiliated securities, at value
(Cost $28,583,721, $3,330,941 and $— , respectively)	16,037,653	1,696,963	—
Cash	8,607,482	2,378,578	2,157,907
Receivables:
Investment securities sold	14,382,686	11,807,776	—
Fund shares sold	33,363	9,970,716	77,691
Dividends and interest	25,699	80,600	24,400
Prepaid expenses	18,807	27,260	15,600
Total assets	284,793,043	589,037,922	81,922,860

LIABILITIES
Payables:
Investment securities purchased	18,720,719	3,065,422	—
Options written, at value (proceeds $398,310, $786,292, and $—, respectively)	45,300	70,150	—
Investment advisory fees, net	159,762	431,185	55,507
Distribution fees	170,059	276,321	27,717
Fund shares redeemed	87,282	635,942	75,682
Transfer agent fees	42,350	105,325	17,521
Audit fees	25,801	25,803	23,799
Administration fees	18,830	42,595	6,102
Fund accounting fees	9,352	30,031	3,424
Trustee fees	2,711	4,855	2,359
Custody fees	2,047	8,009	1,460
Chief Compliance Officer fees	1,167	1,165	1,165
Other accrued expenses	13,329	82,922	2,052
Total liabilities	19,298,709	4,779,725	216,788
NET ASSETS	$265,494,334	$584,258,197	$81,706,072

COMPONENTS OF NET ASSETS
Paid-in capital	$226,498,111	$426,730,455	$67,164,008
Accumulated net investment loss	—	(1,535,980)	—
Undistributed net realized gain on investments	10,139,061	11,591,090	3,938,719
Net unrealized appreciation on investments	28,504,152	146,756,490	10,603,345
Net unrealized appreciation on options written	353,010	716,142	—
Net assets	$265,494,334	$584,258,197	$81,706,072

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Class Shares:
Net assets	$251,934,368	$451,985,028	$81,706,072
Shares of beneficial interest issued and outstanding	5,200,466	23,166,859	5,985,088
Net asset value, offering and redemption price per share	$48.44	$19.51	$13.65
Net Asset Value (unlimited shares authorized)
Institutional Class Shares:
Net assets	$13,559,966	$132,273,169
Shares of beneficial interest issued and outstanding	274,523	6,545,449
Net asset value, offering and redemption price per share	$49.39	$20.21

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2018 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $12,713,383, $5,969,704, and $17,468,959, respectively)	$15,522,015	$6,249,845	$22,817,952
Investments in affiliated securities, at value
(Cost $— , $1,163,169 and $—, respectively)	—	978,300	—
Cash	301	562,019	853,540
Receivables:
Fund shares sold	500	—	3,524
Dividends and interest	10,028	4,156	11,480
Due from advisor, net	—	1,661	—
Prepaid expenses	9,425	10,798	13,126
Total assets	15,542,269	7,806,779	23,699,622

LIABILITIES
Payables:
Credit facility	214,000	—	—
Audit fees	23,799	23,800	23,800
Distribution fees	6,629	3,995	13,429
Transfer agent fees	4,679	3,850	4,446
Trustee fees	2,737	1,938	1,976
Investment advisory fees, net	2,170	—	9,247
Chief Compliance Officer fees	1,167	1,165	1,166
Administration fees	1,023	435	1,383
Custody fees	970	843	859
Fund accounting fees	563	407	877
Fund shares redeemed	—	—	60,008
Investment securities purchased	—	265,091	304,862
Distribution to shareholders	—	—	2,151
Other accrued expenses	1,690	—	889
Total liabilities	259,427	301,524	425,093
NET ASSETS	$15,282,842	$7,505,255	$23,274,529

COMPONENTS OF NET ASSETS
Paid-in capital	$11,907,835	$8,224,251	$17,009,844
Undistributed (accumulated) net investment income (loss)	(30,153)	1,410	2,346
Undistributed (accumulated) net realized gain (loss) on investments	596,528	(815,678)	913,346
Net unrealized appreciation on investments	2,808,632	95,272	5,348,993
Net assets	$15,282,842	$7,505,255	$23,274,529

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Net assets	$15,282,842	$7,505,255	$23,274,529
Shares of beneficial interest issued and outstanding	1,152,621	655,477	1,467,920
Net asset value, offering and redemption price per share	$13.26	$11.45	$15.86

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2018

			Hodges Small
		Hodges Small	Intrinsic
	Hodges Fund	Cap Fund	Value Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of $17,208, $—,
and $21,727 foreign withholding tax, respectively)	$629,432	$4,971,936	$736,593
Interest	3,596	7,731	7,747
Other income	624	1,008	470
Total investment income	633,652	4,980,675	744,810

EXPENSES
Investment advisory fees	2,406,275	6,774,153	862,443
Distribution fees - Retail Class Shares	671,204	1,388,965	253,660
Transfer agent fees	276,279	780,686	121,557
Administration fees	110,822	279,199	34,006
Registration fees	56,817	44,169	27,598
Fund accounting fees	51,148	143,082	17,926
Reports to shareholders	45,148	82,789	10,966
Audit fees	25,802	25,802	23,798
Interest expense	24,915	134,629	1,440
Miscellaneous expenses	16,604	44,606	7,414
Custody fees	16,063	46,454	9,471
Trustee fees	14,685	20,869	11,459
Chief Compliance Officer fees	7,001	6,998	6,999
Legal fees	4,104	4,104	4,104
Insurance expense	3,915	6,182	2,931
Total expenses	3,730,782	9,782,687	1,395,772
Less: fees waived	(426,830)	—	(86,888)
Net expenses	3,303,952	9,782,687	1,308,884
Net investment loss	(2,670,300)	(4,802,012)	(564,074)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	34,985,427	63,603,252	6,487,521
Affiliated investments	(5,738,734)	5,621,369	610,551
Options written	(1,123,907)	(1,721,508)	—
Net realized gain	28,122,786	67,503,113	7,098,072
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,197,600)	4,244,871	4,118,462
Affiliated investments	4,404,187	(3,050,254)	(387,402)
Options written	353,010	716,142	—
Net unrealized appreciation/depreciation	3,559,597	1,910,759	3,731,060
Net realized and unrealized gain	31,682,383	69,413,872	10,829,132
Net increase in net assets resulting from operations	$29,012,083	$64,611,860	$10,265,058

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2018 (Continued)

	Hodges		Hodges Blue
	Small-Mid	Hodges Pure	Chip Equity
	Cap Fund	Contrarian Fund	Income Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of $—, $—,
and $4,605 foreign withholding tax, respectively)	$116,394	$116,493	$508,936
Interest	388	99	204
Other income	431	426	431
Total investment income	117,213	117,018	509,571

EXPENSES
Investment advisory fees	143,349	70,189	148,964
Distribution fees	42,162	20,644	57,294
Transfer agent fees	29,339	23,893	26,858
Audit fees	23,798	23,799	23,800
Registration fees	20,513	20,660	20,539
Trustee fees	10,727	9,811	10,006
Administration fees	7,841	4,742	9,784
Chief Compliance Officer fees	7,001	6,999	6,999
Miscellaneous expenses	5,899	4,715	6,052
Custody fees	5,557	5,543	5,593
Legal fees	4,874	4,104	4,395
Reports to shareholders	4,104	3,577	3,619
Fund accounting fees	3,869	2,292	4,925
Insurance expense	3,348	2,720	2,638
Interest expense	1,995	546	637
Total expenses	314,376	204,234	332,103
Less: fees waived and expenses absorbed	(78,271)	(88,628)	(34,173)
Net expenses	236,105	115,606	297,930
Net investment income (loss)	(118,892)	1,412	211,641

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	843,381	(306,128)	2,243,318
Affiliated investments	56,960	(142,529)	—
Options written	(41,624)	—	—
Net realized gain (loss)	858,717	(448,657)	2,243,318
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	805,007	(293,336)	373,511
Affiliated investments	(29,465)	(69,933)	—
Net unrealized appreciation/depreciation	775,542	(363,269)	373,511
Net realized and unrealized gain (loss)	1,634,259	(811,926)	2,616,829
Net increase (decrease) in net assets resulting from operations	$1,515,367	$(810,514)	$2,828,470

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,670,300)	$(1,729,654)
Net realized gain (loss) on transactions from:
Unaffiliated investments	34,985,427	37,292,449
Affiliated investments	(5,738,734)	14,017,687
Options written	(1,123,907)	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,197,600)	20,958,692
Affiliated investments	4,404,187	—
Options written	353,010	—
Net increase in net assets resulting from operations	29,012,083	70,539,174

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Retail Class Shares	(18,348,766)	—
Institutional Class Shares	(960,735)	—
Total distributions to shareholders	(19,309,501)	—

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived
from net change in outstanding shares - Retail Class Shares (1)	(118,043,289)	81,300,504
Increase (decrease) in net assets derived
from net change in outstanding shares - Institutional Class Shares (1)	(12,770,673)	16,333,727
Total increase (decrease) in net assets from capital share transactions	(130,813,962)	97,634,231
Total increase (decrease) in net assets	(121,111,380)	168,173,405

NET ASSETS
Beginning of year	386,605,714	218,432,309
End of year	$265,494,334	$386,605,714

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Retail Class Shares
Shares sold	436,103	$21,173,909	4,454,474	$196,950,047
Shares issued in reinvestment of distributions	379,594	18,000,369	—	—
Shares redeemed (2)	(3,357,909)	(157,217,567)	(2,620,385)	(115,649,543)
Net increase (decrease)	(2,542,212)	$(118,043,289)	1,834,089	$81,300,504

(2)	Net of redemption fees of $9,645 and $38,137, respectively.

Institutional Class Shares
Shares sold	81,743	$3,900,093	434,482	$20,613,078
Shares issued in reinvestment of distributions	19,521	942,856	—	—
Shares redeemed (3)	(371,886)	(17,613,622)	(101,077)	(4,279,351)
Net increase (decrease)	(270,622)	$(12,770,673)	333,405	$16,333,727

(3)	Net of redemption fees of $428 and $3,969, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(4,802,012)	$53,530
Net realized gain (loss) on transactions from:
Unaffiliated investments	63,603,252	102,593,661
Affiliated investments	5,621,369	32,643,541
Options written	(1,721,508)	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	4,244,871	76,589,051
Affiliated investments	(3,050,254)	—
Options written	716,142	—
Net increase in net assets resulting from operations	64,611,860	211,879,783

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class Shares	—	(181,356)
Institutional Class Shares	—	(1,162,485)
From net realized gain
Retail Class Shares	(67,701,553)	(2,667,444)
Institutional Class Shares	(20,977,973)	(1,283,177)
Total distributions to shareholders	(88,679,526)	(5,294,462)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net
change in outstanding shares - Retail Class Shares (1)	(288,747,360)	(485,872,286)
Decrease in net assets derived from net
change in outstanding shares - Institutional Class Shares (1)	(273,999,751)	(75,687,792)
Total decrease in net assets from capital share transactions	(562,747,111)	(561,560,078)
Total decrease in net assets	(586,814,777)	(354,974,757)

NET ASSETS
Beginning of year	1,171,072,974	1,526,047,731
End of year	$584,258,197	$1,171,072,974
Accumulated net investment loss	$(1,535,980)	$(1,323,329)

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Retail Class Shares
Shares sold	2,469,593	$48,276,727	5,903,879	$112,324,409
Shares issued in reinvestment of distributions	3,738,572	65,985,799	127,986	2,708,191
Shares redeemed (2)	(20,670,579)	(403,009,886)	(32,156,701)	(600,904,886)
Net decrease	(14,462,414)	$(288,747,360)	(26,124,836)	$(485,872,286)

(2)	Net of redemption fees of $9,594 and $36,230, respectively.

  Institutional Class Shares

Shares sold	2,393,299	$48,382,156	4,503,039	$87,660,890
Shares issued in reinvestment of distributions	1,127,533	20,600,023	104,136	2,263,912
Shares redeemed (3)	(17,006,767)	(342,981,930)	(8,539,967)	(165,612,594)
Net decrease	(13,485,935)	$(273,999,751)	(3,932,792)	$(75,687,792)

(3)	Net of redemption fees of $6,693 and $8,356, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(564,074)	$(40,298)
Net realized gain on transactions from:
Unaffiliated investments	6,487,521	6,024,172
Affiliated investments	610,551	1,226,229
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	4,118,462	8,571,877
Affiliated investments	(387,402)	—
Net increase in net assets resulting from operations	10,265,058	15,781,980

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(2,632,560)	—
Total distributions to shareholders	(2,632,560)	—

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares (1)	(35,966,402)	(2,236,724)
Total increase (decrease) in net assets	(28,333,904)	13,545,256

NET ASSETS
Beginning of year	110,039,976	96,494,720
End of year	$81,706,072	$110,039,976
Accumulated net investment loss	$—	$(72,858)

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,156,201	$15,405,050	2,373,840	$28,076,509
Shares issued in reinvestment of distributions	166,292	2,284,852	—	—
Shares redeemed (2)	(3,916,749)	(53,656,304)	(2,558,513)	(30,313,233)
Net decrease	(2,594,256)	$(35,966,402)	(184,673)	$(2,236,724)

(2)	Net of redemption fees of $1,939 and $1,077, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(118,892)	$(80,710)
Net realized gain (loss) on transactions from:
Unaffiliated investments	843,381	825,390
Affiliated investments	56,960	—
Options written	(41,624)	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	805,007	2,755,771
Affiliated investments	(29,465)	—
Net increase in net assets resulting from operations	1,515,367	3,500,451

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(556,308)	(2,315)
Total distributions to shareholders	(556,308)	(2,315)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares (1)	(6,793,573)	(148,361)
Total increase (decrease) in net assets	(5,834,514)	3,349,775

NET ASSETS
Beginning of year	21,117,356	17,767,581
End of year	$15,282,842	$21,117,356
Accumulated net investment loss	$(30,153)	$(36,502)

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	114,593	$1,449,379	323,422	$4,011,308
Shares issued in reinvestment of distributions	41,381	540,016	181	2,297
Shares redeemed (2)	(706,037)	(8,782,968)	(372,396)	(4,161,966)
Net decrease	(550,063)	$(6,793,573)	(48,793)	$(148,361)

(2)	Net of redemption fees of $70 and $382, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,412	$(36,853)
Net realized gain (loss) on transactions from:
Unaffiliated investments	(306,128)	1,147,884
Affiliated investments	(142,529)	(412,641)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(293,336)	1,766,781
Affiliated investments	(69,933)	—
Net increase (decrease) in net assets resulting from operations	(810,514)	2,465,171

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(690,708)	—
Total distributions to shareholders	(690,708)	—

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares (1)	(2,786,978)	2,728,032
Total increase (decrease) in net assets	(4,288,200)	5,193,203

NET ASSETS
Beginning of year	11,793,455	6,600,252
End of year	$7,505,255	$11,793,455
Undistributed net investment income	$1,410	$—

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value
Shares sold	72,424	$917,219	1,153,378	$15,171,540
Shares issued in reinvestment of distributions	57,436	677,740	—	—
Shares redeemed (2)	(345,167)	(4,381,937)	(961,879)	(12,443,508)
Net increase (decrease)	(215,307)	$(2,786,978)	191,499	$2,728,032

(2)	Net of redemption fees of $129 and $3,197, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$211,641	$289,527
Net realized gain on transactions from:
Unaffiliated investments	2,243,318	1,600,921
Affiliated investments	—	368,783
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	373,511	859,543
Net increase in net assets resulting from operations	2,828,470	3,118,774

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(209,295)	(291,598)
From net realized gain	(1,848,658)	(878,672)
Total distributions to shareholders	(2,057,953)	(1,170,270)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares (1)	(1,426,848)	(4,937,892)
Total decrease in net assets	(656,331)	(2,989,388)

NET ASSETS
Beginning of year	23,930,860	26,920,248
End of year	$23,274,529	$23,930,860
Undistributed net investment income	$2,346	$3,356

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Value	Shares	Value

Shares sold	218,417	$3,599,562	101,307	$1,467,286
Shares issued in reinvestment of distributions	120,144	1,961,161	77,518	1,114,552
Shares redeemed (2)	(437,708)	(6,987,571)	(518,531)	(7,519,730)
Net decrease	(99,147)	$(1,426,848)	(339,706)	$(4,937,892)

(2)	Net of redemption fees of $36 and $20, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS SHARES

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$46.60	$35.68	$38.98	$37.65	$26.72

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.46)	(0.24)	(0.20)	0.24	(0.14)
Net realized and unrealized gain (loss) on investments	5.90	11.15	(2.80)	1.09	11.09
Total from investment operations	5.44	10.91	(3.00)	1.33	10.95

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.35)	—	(0.03)
From net realized gain	(3.60)	—	—	—	—
Total distributions	(3.60)	—	(0.35)	—	(0.03)
Paid-in capital from redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01
Reimbursement by Advisor	—	—	0.05	—	—
Net asset value, end of year	$48.44	$46.60	$35.68	$38.98	$37.65
Total return	11.88%	30.64%	(7.58)%[3]	3.53%	41.04%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$251.9	$360.8	$210.8	$331.6	$410.2
Portfolio turnover rate	142%	145%	79%	89%	105%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.33%	1.30%	1.32%	1.31%	1.34%
After fees waived and expenses absorbed [4]	1.18%	1.30%	1.32%	1.31%	1.34%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.11)%	(0.56)%	(0.54)%	0.63%	(0.43)%
After fees waived and expenses absorbed [4]	(0.96)%	(0.56)%	(0.54)%	0.63%	(0.43)%
[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable
[3]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
[4]	Effective April 1, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class shares’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS SHARES

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$47.32	$36.09	$39.55	$38.03	$26.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.34)	(0.14)	(0.08)	0.22	(0.06)
Net realized and unrealized gain (loss) on investments	6.01	11.36	(2.86)	1.23	11.21
Total from investment operations	5.67	11.22	(2.94)	1.45	11.15

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.57)	—	(0.07)
From net realized gain	(3.60)	—	—	—	—
Total distributions	(3.60)	—	(0.57)	—	(0.07)
Paid-in capital from redemption	0.00 [2]	0.01	0.00 [2]	0.07	—
Reimbursement by Advisor	—	—	0.05	—	—
Net asset value, end of year	$49.39	$47.32	$36.09	$39.55	$38.03
Total return	12.19%	31.12%	(7.29)%[3]	4.00%	41.38%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$13.6	$25.8	$7.6	$9.6	$6.7
Portfolio turnover rate	142%	145%	79%	89%	105%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.08%	1.00%	1.00%	0.98%	1.01%
After fees waived and expenses absorbed [4]	0.93%	1.00%	1.00%	0.98%	1.01%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.85)%	(0.31)%	(0.22)%	0.55%	(0.17)%
After fees waived and expenses absorbed [4]	(0.70)%	(0.31)%	(0.22)%	0.55%	(0.17)%

[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable
[3]	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
[4]	Effective April 1, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class shares’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS SHARES

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.11	$17.27	$20.43	$19.03	$15.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss [1]	(0.13)	(0.01)	(0.07)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	2.35	2.91	(3.03)	1.72	4.50
Total from investment operations	2.22	2.90	(3.10)	1.65	4.39

LESS DISTRIBUTIONS:
From net investment income	—	(0.00)[2]	—	—	—
From net realized gain	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Total distributions	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$19.51	$20.11	$17.27	$20.43	$19.03
Total return	12.49%	16.81%	(15.18)%	8.78%	29.19%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$452.0	$756.8	$1,100.8	$1,625.7	$991.5
Portfolio turnover rate	45%	44%	49%	37%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	1.30%	1.28%	1.29%	1.31%	1.33%
After fees recouped and expenses absorbed	1.30%	1.28%	1.29%	1.31%	1.35%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.68)%	(0.08)%	(0.35)%	(0.38)%	(0.60)%
After fees recouped and expenses absorbed	(0.68)%	(0.08)%	(0.35)%	(0.38)%	(0.62)%

[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS SHARES

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.68	$17.74	$20.93	$19.42	$15.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.09)	0.04	(0.00)[2]	0.00 [2]	(0.05)
Net realized and unrealized gain (loss) on investments	2.44	3.02	(3.13)	1.76	4.58
Total from investment operations	2.35	3.06	(3.13)	1.76	4.53

LESS DISTRIBUTIONS:
From investment income	—	(0.06)	—	—	—
From net realized gain	(2.82)	(0.06)	(0.06)	(0.25)	(0.52)
Total distributions	(2.82)	(0.12)	(0.06)	(0.25)	(0.52)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$20.21	$20.68	$17.74	$20.93	$19.42
Total return	12.79%	17.21%	(14.96)%	9.17%	29.62%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$132.3	$414.3	$425.2	$446.8	$137.2
Portfolio turnover rate	45%	44%	49%	37%	58%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	1.05%	0.98%	0.97%	0.99%	1.00%
After fees recouped and expenses absorbed	1.05%	0.98%	0.97%	0.99%	1.02%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.44)%	0.18%	(0.02)%	0.01%	(0.27)%
After fees recouped and expenses absorbed	(0.44)%	0.18%	(0.02)%	0.01%	(0.29)%

[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					December 26,
					2013 [1]
					through
	Year Ended March 31,				March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year/period	$12.83	$11.01	$12.41	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.07)	(0.00)[3]	(0.02)	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	1.30	1.82	(1.29)	1.95	0.39
Total from investment operations	1.23	1.82	(1.31)	2.04	0.38

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.01)	—	—
From net realized gain	(0.41)	—	(0.08)	(0.01)	—
Total distributions	(0.41)	—	(0.09)	(0.01)	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	—
Net asset value, end of year/period	$13.65	$12.83	$11.01	$12.41	$10.38
Total return	9.55%	16.53%	(10.58)%	19.66%	3.80%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$81.7	$110.0	$96.5	$29.2	$2.3
Portfolio turnover rate	103%	113%	79%	123%	35%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.38%	1.39%	1.41%	1.96%	11.40%[5]
After fees waived and expenses absorbed	1.29%	1.29%	1.29%	1.29%	1.29%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.64)%	(0.14)%	(0.32)%	0.13%	(10.40)%[5]
After fees waived and expenses absorbed	(0.55)%	(0.04)%	(0.20)%	0.80%	(0.29)%[5]

[1]	Fund commenced operations on December 26, 2013
[2]	Calculated based on the daily average number of shares outstanding
[3]	Does not round to $0.01 or $(0.01), as applicable
[4]	Not annualized
[5]	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					December 26,
					2013 [1]
					through
	Year Ended March 31,				March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year/period	$12.40	$10.14	$11.49	$10.60	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.09)	(0.05)	(0.04)	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	1.41	2.31	(1.08)	0.80	0.62
Total from investment operations	1.32	2.26	(1.12)	0.89	0.60

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.04)	—	—
From net realized gain	(0.46)	(0.00)[3]	(0.19)	—	—
Total distributions	(0.46)	(0.00)[3]	(0.23)	—	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	—
Net asset value, end of year/period	$13.26	$12.40	$10.14	$11.49	$10.60
Total return	10.68%	22.18%	(9.80)%	8.49%	6.00%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$15.3	$21.1	$17.8	$14.4	$5.3
Portfolio turnover rate	74%	115%	91%	81%	6%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.86%	1.84%	1.78%	2.24%	5.21%[5]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.17)%	(0.88)%	(0.78)%	0.01%	(4.49)%[5]
After fees waived and expenses absorbed	(0.71)%	(0.44)%	(0.40)%	0.85%	(0.68)%[5]

[1]	Fund commenced operations on December 26, 2013
[2]	Calculated based on the daily average number of shares outstanding
[3]	Does not round to $0.01 or $(0.01), as applicable
[4]	Not annualized
[5]	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.54	$9.72	$12.59	$15.53	$13.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.00 [2]	(0.04)	(0.07)	0.71	0.02
Net realized and unrealized gain (loss) on investments	(0.94)	3.86	(2.52)	(2.03)	3.80
Total from investment operations	(0.94)	3.82	(2.59)	(1.32)	3.82

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.21)	(0.53)	—
From net realized gain	(1.15)	—	(0.07)	(1.09)	(1.76)
Total distributions	(1.15)	—	(0.28)	(1.62)	(1.76)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$11.45	$13.54	$9.72	$12.59	$15.53
Total return	(7.19)%	39.30%	(20.34)%	(8.86)%	28.71%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$7.5	$11.8	$6.6	$9.1	$12.4
Portfolio turnover rate	74%	185%	116%	65%	131%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.47%	2.25%	2.47%	2.01%	2.06%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.05)%	(1.19)%	(1.74)%	4.24%	(0.54)%
After fees waived and expenses absorbed	0.02%	(0.34)%	(0.67)%	4.85%	0.12%

[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.27	$14.12	$15.56	$15.08	$13.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.15	0.17	0.02	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.98	1.74	(0.34)	1.17	3.61
Total from investment operations	2.13	1.91	(0.32)	1.23	3.65

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.18)	(0.01)	(0.03)	(0.02)
From net realized gain	(1.39)	(0.58)	(1.11)	(0.72)	(1.65)
Total distributions	(1.54)	(0.76)	(1.12)	(0.75)	(1.67)
Paid-in capital from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$15.86	$15.27	$14.12	$15.56	$15.08
Total return	13.69%	13.88%	(2.20)%	8.56%	28.57%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$23.3	$23.9	$26.9	$14.1	$11.2
Portfolio turnover rate	65%	59%	51%	84%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.45%	1.45%	1.73%	1.65%	2.01%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.77%	1.03%	(0.32)%	0.02%	(0.43)%
After fees waived and expenses absorbed	0.92%	1.18%	0.11%	0.37%	0.28%

[1]	Calculated based on the daily average number of shares outstanding
[2]	Does not round to $0.01 or $(0.01), as applicable

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Income Fund are diversified and the Hodges Pure Contrarian Fund is non-diversified. The   Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers two classes of shares: Retail Class shares and Institutional Class shares. The Retail Class shares commenced operations on October 9, 1992 and the Institutional Class shares commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007. The Hodges Small Cap Fund currently offers two classes of shares: Retail Class shares and Institutional Class shares. The Retail Class shares commenced operations on December 18, 2007 and the Institutional Class shares commenced operations on December 12, 2008.  The Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund commenced operations on December 26, 2013 and offer Retail Class shares only. The Hodges Pure Contrarian Fund and Hodges Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offer Retail Class shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund is long-term capital appreciation. The investment objective of the Hodges Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last   sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an   inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its   entirety.

The following are summaries of the inputs used to value the Funds’ assets and liabilities as of March 31, 2018. See the Schedules of Investments and Schedules of Options Written for industry breakouts.

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$255,800,006	$—	$—	$255,800,006
Call Options Purchased	—	5,925,000	—	5,925,000
Total Investments in Securities	$255,800,006	$5,925,000	$—	$261,725,006

Liabilities
Call Options Written	$—	$45,300	$—	$45,300

Hodges Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$564,772,992	$—	$—	$564,772,992
Total Investments in Securities	$564,772,992	$—	$—	$564,772,992

Liabilities
Call Options Written	$—	$70,150	$—	$70,150

Hodges Small Intrinsic Value Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$79,647,262	$—	$—	$79,647,262
Total Investments in Securities	$79,647,262	$—	$—	$79,647,262

Hodges Small-Mid Cap Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$15,522,015	$—	$—	$15,522,015
Total Investments in Securities	$15,522,015	$—	$—	$15,522,015

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$7,228,145	$—	$—	$7,228,145
Total Investments in Securities	$7,228,145	$—	$—	$7,228,145

Hodges Blue Chip Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$22,817,952	$—	$—	$22,817,952
Total Investments in Securities	$22,817,952	$—	$—	$22,817,952

The Funds record transfers at the end of each reporting period.  There was a transfer of $205,400 out of Level 2 and into   Level 1 in the Hodges Pure Contrarian Fund, due to the receipt of an official closing price from the exchange on which the applicable security is principally traded, for the year ended March 31, 2018. The remaining Funds did not have transfers into or out of Levels 1, 2, or 3 for the year ended March 31, 2018.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet

Values of derivative instruments as of March 31, 2018:

Hodges Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2018		March 31, 2018
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$5,925,000	None	$—
Equity Contracts:	Investments in unaffiliated		Written options,
Call Options Written	securities, at value	—	at value	45,300
Total		$5,925,000		$45,300

Hodges Small Cap Fund
	Asset Derivatives as of		Liability Derivatives as of
Derivative Instruments	March 31, 2018		March 31, 2018
Equity Contracts:	Investments in unaffiliated		Written options,
Call Options Written	securities, at value	$—	at value	$70,150
Total		$—		$70,150

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2018:

Hodges Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$12,682,410	$(6,058,047)
Realized and Unrealized
Put Options Purchased	Gain (Loss) on Investments	(858,729)	—
Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	(1,123,907)	353,010

Hodges Small Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$ (1,721,508)	$ 716,142

Hodges Small-Mid Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$ (41,624)	$ —

Hodges Pure Contrarian Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$ (28,257)	$ 2,474

The average absolute notional value of options held during the year ended March 31, 2018 was $73,626,723, $9,515,775, $165,000, and $60,214 in the Hodges Fund, Hodges Small Cap Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund, respectively.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds record net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of March 31, 2018, the Funds did not defer, on a tax basis, any post-October losses. As of March 31, 2018, the Funds deferred late year losses of:

Hodges Fund	$—
Hodges Small Cap Fund	1,535,980
Hodges Small Intrinsic Value Fund	—
Hodges Small-Mid Cap Fund	30,153
Hodges Pure Contrarian Fund	—
Hodges Blue Chip Equity Income Fund	—

For the fiscal year ended March 31, 2018, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Expiring March 31,
	2018	2019	Unlimited	Unlimited
	(Short-Term)	(Short-Term)	(Short-Term)	(Long-Term)	Total	Utilized
Hodges Fund	$—	$—	$—	$—	$—	$—
Hodges Small Cap Fund	—	—	—	—	—	—
Hodges Small Intrinsic
Value Fund	—	—	—	—	—	—
Hodges Small-Mid Cap Fund	—	—	—	—	—	—
Hodges Pure Contrarian Fund	—	—	472,093	11,173	483,266	—
Hodges Blue Chip Equity
Income Fund	—	—	—	—	—	243,957

As of March 31, 2018, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Hodges Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing   sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as   realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class shares, Hodges Small Cap Fund Retail Class shares, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Class shares of the Hodges Fund and Hodges Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation(s).

I.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

J.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2018, the following adjustments were made(1).

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Hodges Fund	$2,670,300	$(17,497,361)	$14,827,061
Hodges Small Cap Fund	4,589,361	(62,460,283)	57,870,922
Hodges Small Intrinsic Value Fund	636,932	(636,932)	—
Hodges Small-Mid Cap Fund	125,241	—	(125,241)
Hodges Pure Contrarian Fund	(2)	2	—
Hodges Blue Chip Equity Income Fund	(3,356)	3,356	—

(1) These differences are primarily due to adjustments for net operating losses.

L.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. For the year ended March 31, 2018, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund Retail Class	1.18%
Hodges Fund Institutional Class	0.93%
Hodges Small Cap Fund Retail Class	1.40%
Hodges Small Cap Fund Institutional Class	1.15%
Hodges Small Intrinsic Value Fund	1.29%
Hodges Small-Mid Cap Fund	1.40%
Hodges Pure Contrarian Fund	1.40%
Hodges Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the year ended March 31, 2018, the amount of fees and expenses waived and reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

At March 31, 2018, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund that may be recouped was $426,830, $281,158, $228,337, $258,278, and $126,451, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2019	March 31, 2020	March 31, 2021
Hodges Fund	$—	$—	$426,830
Hodges Small Intrinsic Value Fund	94,617	99,653	86,888
Hodges Small-Mid Cap Fund	67,938	82,128	78,271
Hodges Pure Contrarian Fund	77,403	92,247	88,628
Hodges Blue Chip Equity Income Fund	54,902	37,376	34,173

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, USBFS maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended March 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Class shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily   net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2018, are disclosed in the Statements of Operations.  For the year ended March 31, 2018, First Dallas Securities, an affiliate of the Advisor, received $211,799, $328,411, $54,832, $10,750, $7,677, and $16,523, in distribution fees from the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund, respectively.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”), for Sub-Transfer Agent fees paid to third-party intermediaries, with respect to each Fund. All Arrangements must be approved by the Board of Trustees.  For the year ended March 31, 2018, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Transfer
	Agent Fees	Agent Fees
Hodges Fund	$187,378	$88,901
Hodges Small Cap Fund	676,159	104,527
Hodges Small Intrinsic Value Fund	97,295	24,262
Hodges Small-Mid Cap Fund	7,784	21,555
Hodges Pure Contrarian Fund	2,520	21,373
Hodges Blue Chip Equity Income Fund	5,157	21,701

For the year ended March 31, 2018, First Dallas Securities received $842,617, $1,016,331, $270,288, $22,244, $21,728, and $13,086 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board of Trustees.  The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is effected at the current market price.  Pursuant to these procedures, for the year ended March 31, 2018, the Hodges Fund and Hodges Small Cap Fund engaged in the following securities purchases and sales.  The Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2018.

	Purchases	Sales
Hodges Fund	$4,291,441	$—
Hodges Small Cap Fund	—	4,291,441

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2018, were as follows:

	Purchases	Sales
Hodges Fund	$382,442,525	$517,665,411
Hodges Small Cap Fund	358,621,433	1,007,446,420
Hodges Small Intrinsic Value Fund	100,689,967	136,675,185
Hodges Small-Mid Cap Fund	12,420,640	19,646,484
Hodges Pure Contrarian Fund	6,046,795	9,655,999
Hodges Blue Chip Equity Income Fund	14,719,943	18,354,580

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2018.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2018, and the year ended March 31, 2017, for each Fund was as follows:

Hodges Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$16,642,217	$—
Ordinary income	2,667,284	—
Total	$19,309,501	$—

Hodges Small Cap Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$88,679,526	$3,856,531
Ordinary income	—	1,437,931
Total	$88,679,526	$5,294,462

Hodges Small Intrinsic Value Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$2,632,560	$—
Ordinary income	—	—
Total	$2,632,560	$—

Hodges Small-Mid Cap Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$556,308	$2,315
Ordinary income	—	—
Total	$556,308	$2,315

Hodges Pure Contrarian Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$—	$—
Ordinary income	690,708	—
Total	$690,708	$—

Hodges Blue Chip Equity Income Fund
	March 31, 2018	March 31, 2017
Distributions paid from:
Long-term capital gain[1]	$1,848,658	$874,854
Ordinary income	209,295	295,416
Total	$2,057,953	$1,170,270

[1]	Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows2:

		Hodges Small
	Hodges Fund	Cap Fund
Cost of Investments	$237,840,354	$420,270,109
Gross tax unrealized appreciation	51,614,539	154,550,977
Gross tax unrealized depreciation	(27,775,187)	(10,118,244)
Net unrealized appreciation	23,839,352	144,432,733
Undistributed ordinary income	14,500,493	—
Undistributed long-term capital gain	954,669	14,630,989
Total distributable earnings	15,455,162	14,630,989
Other accumulated gains/(losses)	(298,291)	(1,535,980)
Total accumulated gains	$38,996,223	$157,527,742

	Hodges Small
	Intrinsic	Hodges Small-Mid
	Value Fund	Cap Fund
Cost of Investments	$69,430,115	$12,725,495
Gross tax unrealized appreciation	12,948,969	3,392,857
Gross tax unrealized depreciation	(2,731,822)	(596,337)
Net unrealized appreciation	10,217,147	2,796,520
Undistributed ordinary income	560,177	—
Undistributed long-term capital gain	3,764,740	608,640
Total distributable earnings	4,324,917	608,640
Other accumulated gains/(losses)	—	(30,153)
Total accumulated gains	$14,542,064	$3,375,007

	Hodges Pure	Hodges Blue Chip
	Contrarian Fund	Equity Income Fund
Cost of Investments	$7,465,285	$17,468,959
Gross tax unrealized appreciation	1,180,233	5,654,781
Gross tax unrealized depreciation	(1,417,373)	(305,788)
Net unrealized appreciation	(237,140)	5,348,993
Undistributed ordinary income	1,410	203,590
Undistributed long-term capital gain	—	712,102
Total distributable earnings	1,410	915,692
Other accumulated gains/(losses)	(483,266)	—
Total accumulated gains	$(718,996)	$6,264,685

[2]	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of foreign currency and wash sale adjustments.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisor. For the year ended March 31, 2018, the Funds had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2018, the value of all securities of affiliated companies held in the Hodges Fund was $16,037,653, representing 6.0% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2018	2017	sitions	sitions	(Loss)	Depreciation	2018	Income
Comstock Resources, Inc.	1,090,020	$8,945,900	$2,113,212	$1,027,072	$(5,233,251)	$3,169,257	$7,968,046	$—
The Dixie Group, Inc.	1,240,784	6,060,676	—	1,578,254	(3,180,648)	2,110,382	3,412,156	—
Luby’s, Inc.	1,675,342	4,751,999	807,599	334,489	(1,073,513)	505,855	4,657,451	—
Total							$16,037,653
Solaris Oilfield
Infrastructure,
Inc. - Class A1	500,000	—	9,295,470	2,266,980	737,490	514,020	8,280,000	—
U.S. Concrete, Inc.[1]	—	7,423,250	—	8,539,111	3,011,188	(1,895,327)	—	—
Total					$(5,738,734)	$4,404,187		$—

Hodges Small Cap Fund

As of March 31, 2018, the value of all securities of affiliated companies held in the Hodges Small Cap Fund was $1,696,963, representing 0.3% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2018	2017	sitions	sitions	(Loss)	Depreciation	2018	Income
Comstock Resources, Inc.	—	$2,972,060	$—	$2,067,740	$(6,829,376)	$5,925,056	$—	$—
Dignitana AB	3,235,000	2,960,527	410,400	10,261	(14,011)	(1,649,692)	1,696,963	—
Dignitana AB - BTA	—	—	1,380,033	1,380,033	—	—	—	—
Luby’s, Inc.	—	3,545,400	—	3,270,272	(2,075,578)	1,800,450	—	—
Total							$1,696,963
Solaris Oilfield
Infrastructure, Inc. -
Class A1	570,000	—	8,291,295	692,259	343,494	1,496,670	9,439,200	—
U.S. Concrete, Inc.[1]	75,000	27,627,400	371,966	27,043,468	14,196,840	(10,622,738)	4,530,000	—
Total					$5,621,369	$(3,050,254)		$—

Hodges Small Intrinsic Value Fund

As of March 31, 2018, the Hodges Small Intrinsic Value Fund did not hold any affiliated companies.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2018	2017	sitions	sitions	(Loss)	Depreciation	2018	Income
U.S. Concrete, Inc.[1]	14,000	$2,323,800	$264,289	$1,965,638	$610,551	$(387,402)	$845,600	$—
Total					$610,551	$(387,402)		$—

[1]	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2018.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2018 (Continued)

Hodges Small-Mid Cap Fund

As of March 31, 2018, the Hodges Small-Mid Cap Fund did not hold any affiliated companies.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2018	2017	sitions	sitions	(Loss)	Depreciation	2018	Income
U.S. Concrete, Inc.[1]	—	$322,750	$—	$350,245	$56,960	$(29,465)	$—	$—
Total					$56,960	$(29,465)		$—

[1]	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2018.

Hodges Pure Contrarian Fund

As of March 31, 2018, the value of all securities of affiliated companies held in the Hodges Pure Contrarian Fund was $978,300, representing 13.0% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2018	2017	sitions	sitions	(Loss)	Depreciation	2018	Income
Comstock Resources, Inc.	60,000	$646,100	$—	$90,076	$48,556	$(165,980)	$438,600	$—
The Dixie Group, Inc.	80,000	399,679	—	122,591	(191,085)	133,997	220,000	—
Luby’s, Inc.	115,000	357,650	—	—	—	(37,950)	319,700	—
Total					$(142,529)	$(69,933)	$978,300	$—

The Hodges Blue Chip Equity Income Fund had no transactions with affiliated companies during the year ended March 31, 2018.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility activity for the year ended March 31, 2018, was as follows:

			Hodges Small	Hodges	Hodges Pure	Hodges Blue
		Hodges Small	Intrinsic	Small-Mid	Contrarian	Chip Equity
	Hodges Fund	Cap Fund	Value Fund	Cap Fund	Fund	Income Fund
Maximum available credit	$30,000,000	$40,000,000	$5,000,000	$2,500,000	$1,500,000	$2,000,000
Largest amount outstanding
on an individual day	14,000,000	31,871,000	3,879,000	1,700,000	700,000	361,000
Average daily loan outstanding	603,910	3,156,066	31,685	48,729	12,715	15,058
Credit facility outstanding
as of March 31, 2018	—	—	—	214,000	—	—
Average interest rate	4.15%	4.25%	4.47%	4.24%	4.14%	4.15%

Interest expense for the year ended March 31, 2018, is disclosed in the Statements of Operations, if applicable.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedule of investments, as of March 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund in which the financial highlights were for each of the four years in the period then ended and for the period December 26, 2013 (commencement of operations) to March 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2018

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2018 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/17-3/31/18).

Actual Expenses

The actual lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund (Retail Class shares), Hodges Small Cap Fund (Retail Class shares), Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Class shares of the Hodges Fund and Hodges Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [1]
HDPMX:
Retail Class shares Actual	$1,000.00	$1,093.20	$6.16
Retail Class shares Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.94

HDPIX:
Institutional Class shares Actual	1,000.00	1,094.80	4.86
Institutional Class shares Hypothetical
(5% annual return before expenses)	1,000.00	1,020.29	4.68

[1]
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) for the Retail Class shares, and 0.93% (fee waivers in effect) for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2018 (Unaudited) (Continued)

Hodges Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [2]
HDPSX:
Retail Class shares Actual	$1,000.00	$1,115.50	$6.96
Retail Class shares Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.64

HDSIX:
Institutional Class shares Actual	1,000.00	1,117.10	5.65
Institutional Class shares Hypothetical
(5% annual return before expenses)	1,000.00	1,019.60	5.39

[2]
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six-month period of 1.32% for the Retail Class shares, and 1.07% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small Intrinsic Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [3]
HDSVX:
Actual	$1,000.00	$1,014.80	$6.48
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.49

[3]
Expenses are equal to the Hodges Small Intrinsic Value Fund’s expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small-Mid Cap Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [4]
HDSMX:
Actual	$1,000.00	$1,091.90	$7.30
Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04

[4]
Expenses are equal to the Hodges Small-Mid Cap Fund’s expense ratio for the most recent six-month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Pure Contrarian Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [5]
HDPCX:
Actual	$1,000.00	$ 985.60	$6.93
Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04

[5]
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six-month period of 1.40% (fee waivers and expenses absorbed in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Blue Chip Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/17	3/31/18	10/1/17 – 3/31/18 [6]
HDPBX:
Actual	$1,000.00	$1,050.90	$6.65
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.54

[6]
Expenses are equal to the Hodges Blue Chip Equity Income Fund’s expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees (the “Board”) is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex (2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust (1)

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	6	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds (23 series),
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		PNC Advantage
Fund Services, LLC			Management (investment adviser and manager) and		Funds (1 series).
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	6	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate.)
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	6	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		(24 series),
Fund Services, LLC		2011.	Services, LLC 1997-2013.		Direxion Shares
2020 E. Financial Way					ETF Trust (142
Suite 100					series) and
Glendora, CA 91741					Direxion
Insurance Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	6	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	6	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, AMG
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Funds (67 series);
Fund Services, LLC					Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex (2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Age and Address	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice President and Legal Compliance	Not	Not
(born 1968)		Term; Since	Officer, U.S. Bancorp Fund Services, LLC,	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	since July 2007.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741

Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1973)	President	Term; Since	since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.
Fund Services, LLC	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		August 2017.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	70.05%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	0.00%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	13.82%
Hodges Blue Chip Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018, was as follows:

Hodges Fund	55.26%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	0.00%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	12.81%
Hodges Blue Chip Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended March 31, 2018, was as follows:

Hodges Fund	100.00%
Hodges Small Cap Fund	0.00%
Hodges Small Intrinsic Value Fund	0.00%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	100.00%
Hodges Blue Chip Equity Income Fund	0.00%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us verbally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

ANNUAL REPORT • MARCH 31, 2018

	Retail Class	Institutional Class
Fund	Shares	Shares

Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232

Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A

Hodges Pure Contrarian Fund
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700, New York, New York 10103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 5, 2018
By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    June 5, 2018
* Print the name and title of each signing officer under his or her signature.